SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 1996

                   The CIT Group Securitization Corporation II
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             33-85224                               22-3328188
     (Commission File Number)              (IRS Employer Identification No.)

                   650 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (201) 740-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          On January 16, 1996, The Chase Manhattan Bank, N.A., as Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1995-B, Class A 6.50% Asset Backed Notes and 6.85% Asset Backed Certificates.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.                 Description                             Page
     -----------                 -----------                             ----
       28                Monthly Report delivered by                       3
                         the Trustee to Certificateholders
                         in connection with distributions
                         on January 16, 1996

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE CIT GROUP/SALES FINANCING,
                                                 INC., as servicer


                                          By:   /s/ Richard W. Bauerband
                                             -------------------------------
                                          Name:    Richard W. Bauerband
                                          Title:   Executive Vice President

Dated:  January 22, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICERS


The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of September 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Chase Manhattan Bank, N.A., as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from December 1, 1995 to December 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

I have affixed hereunto my signature this 12th day of January 1996.


                                            THE CIT GROUP/SALES FINANCING, INC.

                                             BY:  /s/ Frank Garcia
                                                --------------------
                                                   Frank Garcia
                                                   Vice President

                          The CIT RV OWNER TRUST 1995-B
                        CLASS A 6.50% ASSET BACKED NOTES
                         6.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                               End of Period            12/31/95
                                               Determination date        1/11/96
                                               Distribution date         1/16/96


All Payments of Principal on the Contracts                         3,446,061.54
All Payments of Interest on the Contracts                          1,526,631.35
All Liquidation Proceeds on the Contracts
with respect to Principal                                              9,717.22
Paid Ahead on Pre-Funding Account                                          0.00
Servicer Advances                                                    108,081.91
Reimbursement of Prior Month Advances                                (86,866.07)
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                                  5.13


Total Amount Available for Distribution                            5,003,631.08

Distribution Amounts
1. Aggregate Note Distribution                                     4,404,298.25

2. Aggregate Certificate Distribution                                 68,500.00

   Amounts to Holder of GP Interest                                  372,942.52
   Amounts to Servicer                                               154,804.11
   Interest Payment on Cash Collateral Loan                            3,086.20

Total Distribution                                                 5,003,631.08

Interest

3. Aggregate amount of Interest
                        (a) Note interest @ 6.50%                    941,160.01
                        (b) Certificate interest @ 6.85%              68,500.00

4. Total Distribution in respect of interest
                        (a) Note                                     941,160.01
                        (b) Certificate                               68,500.00

Principal

Beginning Outstanding Principal Balance of Notes:                173,752,617.78

5. Formula Principal Distribution Amount                           3,463,138.24

                        (a) Stated Principal                       1,131,148.74
                        (b) Principal Prepayments                  2,314,912.80
                        (c) Liquidated Contracts                      17,076.70
                        (d) Repurchases                                    0.00

6. Distribution made in respect of Principal
                        (a) Note                                   3,463,138.24
                        (b) Certificate                                    0.00

7.  Outstanding Principal Balance of Notes:                      170,289,479.54

8.  Opening Certificate Balance                                   12,000,000.00
      Distribution made in respect of
       Principal Certificate                                               0.00
    Closing Certificate Balance                                   12,000,000.00

Contract Pool                                       Number           Amount
                                                   --------          ------
9.   Closing Pool Balance                           7,786        182,289,479.54
10.  Note Pool Factor                                                   0.98007
11.  Certificate Pool Factor                                            1.00000

Delinquency Information                             Number           Amount
                                                    ------           ------

12. Delinquent Contracts
                 (a) 31-59 Days                       58           1,513,317.68
                 (b) 60-89 Days                       17             598,266.52
                 (c) 90 days or                       14             499,181.16

13. Repossessed Contracts                              1              76,552.77
14. Repossessed Contracts Remaining in Inventory       5             273,836.52

Miscellaneous

15. Monthly Servicing Fee (including
     collection account interest)                                    154,798.98

16. Amount of Servicer Fee Paid                                      154,798.98

17. Guarantee Fee                                                          0.00

18. Opening Balance of funds on deposit in the Pre-Funding Account         0.00
     Monthly interest on Pre-Funding Account                               0.00
     Transfer of funds from Pre-Funding Account
      for Subsequent Contracts                                             0.00
     Transfer of funds from Pre-Funding Account
      to Capitalized Interest Account                                      0.00
     Transfer of funds from Pre-Funding Account
      to Available for Principal Distribution                              0.00
     Ending  Balance of funds on deposit in
      the Pre-Funding Account                                              0.00

19. Weighted Average Contract Rate of
     all Outstanding Contracts                                            10.16%
    Weighted Average Remaining Term to Maturity Rate
     of  all Outstanding Contracts                                       144.66

20. Number of Subsequent Contracts                                            0

21. Aggregate Principal Balance of Subsequent Contracts                    0.00

22. Number of Subsequent Contracts Purchased                                  0

23. Aggregate Stated Principal Balance of the Subsequent
     Contracts Purchased                                                   0.00

24. Amounts to Holder of GP Interest                                 372,942.52

25. Amount of Monthly Advances by Servicer                           107,370.57

26. Amount of Non-Reimbursable Payments by Servicer                      711.34

27. Opening Balance of Cash Collateral Account                     5,108,196.98
     Principal Prepayment to Cash Collateral Depositor               (95,236.30)
     Deposit to Cash Collateral Account                                      -
    Available Balance of Cash Collateral Account
     at the End of the current Period                              5,012,960.68

28. Amount on deposit in the Certificate Reserve Account                   0.00

29. Amount withdrawn from the Certificate Reserve Account                  0.00

30. Amount on deposit in the Alternate Credit Enhancement Account          0.00

31. Amount withdrawn from the Alternate Credit Enhancement Account         0.00

32. Opening  Balance in the Capitalized Interest Account                   0.00
     Monthly interest on Capitalized Interest Account                        -
     Transfer of funds from Pre-Funding Account to
     Capitalized Interest Account                                            -
     Transfer of funds from Capitalized Interest
     Account to available for distribution                                   -
    Ending  Balance in the Capitalized Interest Account                    0.00